Duff & Phelps Global Infrastructure Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2019
($ reported in thousands)
	Shares	Value
Common Stocks—98.7%
Communication Services—2.1%
Cellnex Telecom SA 144A (Spain)(1)	53,005	$2,282
Energy—16.3%
Cheniere Energy, Inc. (United States)(2)	34,097	2,082
Enbridge, Inc. (Canada)	63,759	2,536
Golar LNG Ltd. (Bermuda)(2)	65,781	935
Keyera Corp. (Canada)	41,459	1,086
Kinder Morgan, Inc. (United States)	91,684	1,941
ONEOK, Inc. (United States)	23,434	1,773
Pembina Pipeline Corp. (Canada)	41,197	1,527
Plains GP Holdings LP Class A (United States)	47,577	902
Targa Resources Corp. (United States)	31,790	1,298
TC Energy Corp. (Canada)	44,950	2,396
Williams Cos., Inc. (The) (United States)	45,393	1,077
		17,553

Industrials—26.2%
Aena SME SA 144A (Spain)(1)	14,231	2,722
Atlantia SpA (Italy)	78,153	1,823
Auckland International Airport Ltd. (New Zealand)	225,177	1,326
East Japan Railway Co. (Japan)	15,890	1,442
Ferrovial SA (Spain)	61,773	1,869
Fraport AG Frankfurt Airport Services Worldwide (Germany)	16,255	1,382
Norfolk Southern Corp. (United States)	13,606	2,641
Sydney Airport (Australia)	404,868	2,460
Transurban Group (Australia)	562,359	5,884
Union Pacific Corp. (United States)	20,374	3,683
Vinci SA (France)	27,278	3,029
		28,261

Real Estate—8.9%
American Tower Corp. (United States)	25,032	5,753
Crown Castle International Corp. (United States)	26,950	3,831
		9,584

Utilities—45.2%
Ameren Corp. (United States)	20,403	1,567
American Electric Power Co., Inc. (United States)	40,706	3,847
American Water Works Co., Inc. (United States)	18,239	2,241
Aqua America, Inc. (United States)	34,416	1,616
Atmos Energy Corp. (United States)	19,585	2,191
CenterPoint Energy, Inc. (United States)	70,930	1,934
CMS Energy Corp. (United States)	31,336	1,969
Dominion Energy, Inc. (United States)	48,514	4,018
DTE Energy Co. (United States)	9,349	1,214
Edison International (United States)	28,976	2,185
Enel SpA (Italy)	203,630	1,615
Fortis, Inc. (Canada)	50,290	2,087
Iberdrola SA (Spain)	186,373	1,919
National Grid plc (United Kingdom)	132,069	1,652
Naturgy Energy Group SA (Spain)	54,304	1,364
NextEra Energy, Inc. (United States)	27,046	6,549
NiSource, Inc. (United States)	56,161	1,564
	Shares	Value

Utilities—continued
Orsted A/S 144A (Denmark)(1)	25,916	$2,680
Public Service Enterprise Group, Inc. (United States)	36,985	2,184
Sempra Energy (United States)	28,364	4,297
		48,693

Total Common Stocks (Identified Cost $85,027)		106,373

Total Long-Term Investments—98.7% (Identified Cost $85,027)		106,373

TOTAL INVESTMENTS—98.7% (Identified Cost $85,027)		$106,373
Other assets and liabilities, net—1.3%		1,447
NET ASSETS—100.0%		$107,820

Abbreviation:
LP	Limited Partnership

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, these securities amounted to a value of $7,684 or 7.1% of net assets.
(2)	Non-income producing.

Country Weightings†
United States	59%
Spain	10
Canada	9
Australia	8
Italy	3
France	3
Denmark	2
Other	6
Total	100%
† % of total investments as of December 31, 2019.
The following table summarizes the market value of the Fund’s investments as of December 31, 2019, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2019	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$106,373	$106,373
Total Investments	$106,373	$106,373
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2019.
There were no transfers into or out of Level 3 related to securities held at December 31, 2019.
See Notes to Schedule of Investments

DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2019
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depository Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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